Exhibit 99.2
TriMas Corporation
Company and Business Segment Financial Information
Continuing Operations
(Unaudited, dollars in thousands)

	2015 quarterly periods ended
	March 31	June 30
Packaging
Net sales	$78,960	$89,580
Operating profit	$17,510	$20,710
Special Items to consider in evaluating operating profit:
Severance and business restructuring costs	$150	$280
Excluding Special Items, operating profit would have been	$17,660	$20,990

Aerospace
Net sales	$45,740	$43,220
Operating profit	$8,080	$7,220
Special Items to consider in evaluating operating profit:
Severance and business restructuring costs	$790	$830
Excluding Special Items, operating profit would have been	$8,870	$8,050

Energy
Net sales	$51,160	$50,150
Operating profit (loss)	$340	$(7,170)
Special Items to consider in evaluating operating profit:
Severance and business restructuring costs	$1,430	$3,910
Excluding Special Items, operating profit (loss) would have been	$1,770	$(3,260)

Engineered Components
Net sales	$48,270	$41,950
Operating profit	$5,970	$6,220
Special Items to consider in evaluating operating profit:
Severance and business restructuring costs	$80	$60
Excluding Special Items, operating profit would have been	$6,050	$6,280

Corporate Expenses
Operating loss	$(8,880)	$(7,770)

Total Continuing Operations
Net sales	$224,130	$224,900
Operating profit	$23,020	$19,210
Total Special Items to consider in evaluating operating profit	$2,450	$5,080
Excluding Special Items, operating profit would have been	$25,470	$24,290

TriMas Corporation
Company and Business Segment Financial Information
Continuing Operations
(Unaudited, dollars in thousands)

	2014 quarterly periods ended
	March 31	June 30	September 30	December 31	Year ended December 31, 2014
Packaging
Net sales	$81,430	$86,250	$89,320	$80,710	$337,710
Operating profit	$18,360	$20,540	$20,770	$18,180	$77,850
Special Items to consider in evaluating operating profit:
Severance and business restructuring costs	$—	$—	$620	$2,220	$2,840
Excluding Special Items, operating profit would have been	$18,360	$20,540	$21,390	$20,400	$80,690

Aerospace
Net sales	$27,190	$31,820	$27,410	$35,090	$121,510
Operating profit	$4,860	$5,660	$3,870	$3,440	$17,830
Special Items to consider in evaluating operating profit:
Severance and business restructuring costs	$—	$—	$—	$620	$620
Excluding Special Items, operating profit would have been	$4,860	$5,660	$3,870	$4,060	$18,450

Energy
Net sales	$52,780	$52,320	$50,290	$51,330	$206,720
Operating profit (loss)	$2,600	$(630)	$(1,100)	$(7,530)	$(6,660)
Special Items to consider in evaluating operating profit:
Severance and business restructuring costs	$—	$2,350	$2,080	$7,460	$11,890
Release of historical translation adjustments related to the closure of Brazilian manufacturing facility	$—	$—	$—	$1,270	$1,270
Excluding Special Items, operating profit would have been	$2,600	$1,720	$980	$1,200	$6,500

Engineered Components
Net sales	$55,430	$54,320	$55,310	$56,300	$221,360
Operating profit	$7,880	$8,950	$8,090	$9,160	$34,080

Corporate Expenses
Operating loss	$(9,590)	$(9,150)	$(11,110)	$(6,600)	$(36,450)

Total Continuing Operations
Net sales	$216,830	$224,710	$222,330	$223,430	$887,300
Operating profit	$24,110	$25,370	$20,520	$16,650	$86,650
Total Special Items to consider in evaluating operating profit	$—	$2,350	$2,700	$11,570	$16,620
Excluding Special Items, operating profit would have been	$24,110	$27,720	$23,220	$28,220	$103,270

TriMas Corporation
Company and Business Segment Financial Information
Continuing Operations
(Unaudited, dollars in thousands)

	2013 quarterly periods ended
	March 31	June 30	September 30	December 31	Year ended December 31, 2013
Packaging
Net sales	$74,350	$78,640	$82,010	$78,220	$313,220
Operating profit	$14,630	$19,600	$31,320	$18,220	$83,770
Special Items to consider in evaluating operating profit:
Release of historical translation adjustments related to the sale of Italian business	$—	$—	$(7,910)	$—	$(7,910)
Excluding Special Items, operating profit would have been	$14,630	$19,600	$23,410	$18,220	$75,860

Aerospace
Net sales	$18,950	$23,450	$25,830	$27,300	$95,530
Operating profit	$3,650	$5,810	$6,350	$7,020	$22,830

Energy
Net sales	$54,920	$58,820	$47,680	$44,160	$205,580
Operating profit (loss)	$5,870	$5,210	$1,450	$(3,910)	$8,620

Engineered Components
Net sales	$46,270	$50,020	$47,540	$41,540	$185,370
Operating profit	$5,700	$5,890	$2,860	$5,000	$19,450

Corporate Expenses
Operating loss	$(10,070)	$(10,000)	$(9,410)	$(7,980)	$(37,460)

Total Continuing Operations
Net sales	$194,490	$210,930	$203,060	$191,220	$799,700
Operating profit	$19,780	$26,510	$32,570	$18,350	$97,210
Total Special Items to consider in evaluating operating profit	$—	$—	$(7,910)	$—	$(7,910)
Excluding Special Items, operating profit would have been	$19,780	$26,510	$24,660	$18,350	$89,300

TriMas Corporation
Additional Information Regarding Special Items Impacting
Reported GAAP Financial Measures
(Unaudited, dollars in thousands, except per share amounts)

	2015 quarterly periods ended
	March 31	June 30
Income from continuing operations, as reported	$11,940	$8,490
After-tax impact of Special Items to consider in evaluating quality of income from continuing operations:
Severance and business restructuring costs	1,900	4,030
Debt extinguishment costs	—	1,240
Excluding Special Items, income from continuing operations would have been	$13,840	$13,760

	2015 quarterly periods ended
	March 31	June 30
Diluted earnings per share from continuing operations, as reported	$0.26	$0.19
After-tax impact of Special Items to consider in evaluating quality of EPS from continuing operations:
Severance and business restructuring costs	0.05	0.08
Debt extinguishment costs	—	0.03
Excluding Special Items, EPS from continuing operations would have been	$0.31	$0.30
Weighted-average shares outstanding	45,400,843	45,418,907

TriMas Corporation
Additional Information Regarding Special Items Impacting
Reported GAAP Financial Measures
(Unaudited, dollars in thousands, except per share amounts)

	2014 quarterly periods ended
	March 31	June 30	September 30	December 31	Year ended December 31, 2014
Income from continuing operations, as reported	$13,690	$14,440	$11,090	$7,670	$46,890
Less: Net income attributable to noncontrolling interests	810	—	—	—	810
Income from continuing operations attributable to TriMas Corporation	12,880	14,440	11,090	7,670	46,080
After-tax impact of Special Items to consider in evaluating quality of income from continuing operations:
Release of historical translation adjustments related to the closure of Brazilian manufacturing facility	—	—	—	1,270	1,270
Severance and business restructuring costs	—	2,270	2,530	9,180	13,980
Debt financing and extinguishment costs	—	—	—	2,120	2,120
Excluding Special Items, income from continuing operations attributable to TriMas Corporation would have been	$12,880	$16,710	$13,620	$20,240	$63,450

	2014 quarterly periods ended
	March 31	June 30	September 30	December 31	Year ended December 31, 2014
Diluted earnings per share from continuing operations attributable to TriMas Corporation, as reported	$0.29	$0.32	$0.24	$0.17	$1.02
After-tax impact of Special Items to consider in evaluating quality of EPS from continuing operations:
Release of historical translation adjustments related to the closure of Brazilian manufacturing facility	—	—	—	0.03	0.03
Severance and business restructuring costs	—	0.05	0.05	0.20	0.31
Debt financing and extinguishment costs	—	—	—	0.04	0.04
Excluding Special Items, EPS from continuing operations would have been	$0.29	$0.37	$0.29	$0.44	$1.40
Weighted-average shares outstanding	45,186,114	45,230,862	45,276,199	45,384,460	45,269,409

TriMas Corporation
Additional Information Regarding Special Items Impacting
Reported GAAP Financial Measures
(Unaudited, dollars in thousands, except per share amounts)

	2013 quarterly periods ended
	March 31	June 30	September 30	December 31	Year ended December 31, 2013
Income from continuing operations, as reported	$11,810	$16,490	$24,710	$6,230	$59,240
Less: Net income attributable to noncontrolling interests	860	910	1,320	1,430	4,520
Income from continuing operations attributable to TriMas Corporation	10,950	15,580	23,390	4,800	54,720
After-tax impact of Special Items to consider in evaluating quality of income from continuing operations:
Release of historical translation adjustments related to the sale of Italian business	—	—	(7,910)	—	(7,910)
Debt financing and extinguishment costs	—	—	—	1,530	1,530
Tax restructuring	—	—	2,200	—	2,200
Excluding Special Items, income from continuing operations attributable to TriMas Corporation would have been	$10,950	$15,580	$17,680	$6,330	$50,540

	2013 quarterly periods ended
	March 31	June 30	September 30	December 31	Year ended December 31, 2013
Diluted earnings per share from continuing operations attributable to TriMas Corporation, as reported	$0.27	$0.39	$0.57	$0.10	$1.32
After-tax impact of Special Items to consider in evaluating quality of EPS from continuing operations:
Release of historical translation adjustments related to the sale of Italian business	—	—	(0.19)	—	(0.19)
Debt financing and extinguishment costs	—	—	—	0.03	0.04
Tax restructuring	—	—	0.05	—	0.05
Excluding Special Items, EPS from continuing operations would have been	$0.27	$0.39	$0.43	$0.13	$1.22
Weighted-average shares outstanding	39,790,524	39,886,593	40,746,503	45,159,205	41,395,706